UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2013

ENTRAVISION COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15997	95-4783236
(State or other jurisdiction of incorporation)	Commission File Number)	IRS Employer Identification No.)

2425 Olympic Boulevard, Suite 6000 West

Santa Monica, California 90404

(Address of principal executive offices) (Zip Code)

(310) 447-3870

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 26, 2013, the Company gave notice to Wells Fargo Bank, N.A. (“Wells Fargo”), the Trustee under the Indenture, dated July 27, 2010 (the “Indenture”), governing the Company’s 8.75% Senior Notes due 2017 (the “Senior Notes”), of its intention to redeem all of the remaining Senior Notes outstanding (the “Redemption”) on August 2, 2013 (the “Redemption Date”), in an aggregate principal amount of approximately $324 million, pursuant to the optional redemption provisions in the Indenture. The redemption price for the redeemed Senior Notes will be 106.563% of the principal amount, plus accrued and unpaid interest and Additional Interest (if applicable pursuant to the terms of the Indenture) thereon to the Redemption Date. The Redemption constitutes a complete redemption of the Senior Notes, such that no amount will remain outstanding following the redemption.

The Company intends to use borrowings on the Redemption Date under the Company’s $375 million senior secured Term Loan B Facility entered into on May 31, 2013 to (a) repay in full all of the outstanding loans under the Company’s $20 million Term Loan A Facility entered into by the Company on May 31, 2013, and (b) fund the Redemption of the Senior Notes.

A copy of the press release announcing the Company’s intention to redeem is attached as Exhibit 99.1 to this Form 8-K.

The press release attached hereto as Exhibit 99.1 shall not constitute an offer to sell, or the solicitation of an offer to buy, any of the Senior Notes described therein.

Forward-Looking Statements

This report contains statements that we believe to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than historical facts, including, without limitation, statements regarding the redemption of Senior Notes on August 2, 2013, are forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements. These risks and uncertainties include, but are not limited to, impacts of the global recession and tight credit markets; and other risks described under the caption “Risk Factors” in our Annual Report on Form 10-K for the period ended December 31, 2012. The Company assumes no obligation, and disclaims any duty, to update the forward-looking statements in this report.

Item 9.01.	Financial Statements and Exhibits.

Exhibits

99.1	Press Release issued by Entravision Communications Corporation on June 27, 2013, reporting its intention to redeem all outstanding 8.750% Senior Secured First Lien Notes due 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRAVISION COMMUNICATIONS CORPORATION

Date: June 27, 2013	By:	/s/ Walter F. Ulloa
Name: Walter F. Ulloa
Title: Chairman and Chief Executive Officer